UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2011
(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive
Crestview Hills, Kentucky 41017
(Address of Registrant’s principal executive office)
(859) 371-2340
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 23, 2011, The Bank of Kentucky Financial Corporation issued a press release (the “Press Release”) announcing that it has repurchased the remaining  $17 million of outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued in February 2009 to the U.S. Department of the Treasury pursuant to the TARP Capital Purchase Program.  A copy of the Press Release is attached as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1    Press Release dated November 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 23, 2011
THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety
Name: Martin J. Gerrety
Title: Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.                         Description

     99.1                                Press Release dated November 23, 2011, filed herewith.